                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                                 June 10, 1997



                           RAMSAY HEALTH CARE, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




                 Delaware        0-13849           63-0857352
             -----------------  -----------   ------------------
              (State or other    (Commission   (I.R.S. Employer
              jurisdiction of    File Number)  Identification No.)
              incorporation)


Columbus Center
One Alhambra Plaza, Suite 750
Coral Gables, Florida                             33134
---------------------------------------        -----------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code   (305) 569-6993
                                                     ---------------



                             Not Applicable
    ---------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                               Page 1 of 8 Pages
                          Index to Exhibits at Page 7

       Item 2.  Acquisition or Disposition of Assets.
                ------------------------------------

                 On October 1, 1996, Ramsay Health Care, Inc., a Delaware corporation ("RHCI" or the "Registrant"), RHCI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant ("RHCI Sub"), and Ramsay Managed Care, Inc., a Delaware corporation ("RMCI"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the acquisition of RMCI by the Registrant through the merger (the "Merger") of RHCI Sub with and into RMCI. On October 1, 1996, the respective Boards of Directors of the Registrant and RMCI approved and adopted the Merger and the Merger Agreement. On April 18, 1997, at a Special Meeting of Stockholders of RMCI (the "RMCI Meeting") the holders of a majority of the issued and outstanding shares of common stock, $.01 par value, of RMCI ("RMCI Common Stock"), and the holders of a majority of the issued and outstanding shares of series 1996 convertible preferred stock, $.01 par value, of RMCI ("RMCI Preferred Stock"), voted to approve and adopt the Merger Agreement. On April 18, 1997, at a Special Meeting of Stockholders of RHCI (the "RHCI Meeting"), pursuant to requirements of the Nasdaq Stock Market, Inc., the holders of a majority of the issued and outstanding shares of common stock, $.01 par value, of RHCI ("RHCI Common Stock"), and the holders of a majority of class B convertible preferred stock, series C, $1.00 par value ("RHCI Series C Preferred Stock"), voting at

                               Page 2 of 8 Pages
       the RHCI Meeting voted to approve the Merger. The Merger was consummated and became effective as of the close of business on June 10, 1997, when a Certificate of Merger merging RHCI Sub with and into RMCI was filed with the Secretary of State of the State of Delaware. As a result of the Merger, RMCI became a wholly owned subsidiary of the Registrant.

                 Upon consummation of the Merger, each share of RMCI Common Stock was converted into the right to receive one-third (1/3) of a share of RHCI Common Stock and each share of RMCI Preferred Stock was converted into the right to receive one share of class B preferred stock, series 1996, $1.00 par value ("RHCI Series 1996 Preferred Stock"), of RHCI. In connection with the foregoing, the Registrant intends to issue (i) to the holders of RMCI Common Stock immediately prior to the effective time of the Merger an aggregate of approximately 2,136,105 shares of RHCI Common Stock, (ii) to the holders of RMCI Preferred Stock immediately prior to the effective time of the Merger an aggregate of approximately 100,000 shares of RHCI Series 1996 Preferred Stock, (iii) to the holders of options to purchase RMCI Common Stock immediately prior to the effective time of the Merger options to purchase an aggregate of approximately 391,750 shares of RHCI Common Stock and (iv) to the holders of warrants to purchase RMCI Common Stock immediately prior to the effective time of the

                               Page 3 of 8 Pages

       Merger warrants to purchase an aggregate of approximately 213,333 shares of RHCI Common Stock.

                 For a more detailed description of the Merger, reference is made to the Joint Proxy Statement/Prospectus (the "Joint Proxy Statement/Prospectus") included in RHCI's Registration Statement on Form S-4 (File No. 333-23799) declared effective by the Securities and Exchange Commission on March 25, 1997. For a description of the nature of any material relationship between RMCI or its directors, officers and affiliates and RHCI or its directors, officers and affiliates, reference is made to the Joint Proxy Statement/Prospectus.

                 Prior to the Merger, RMCI used its assets (including plant, equipment or other physical property) to provide management of mental health services and substance abuse programs on behalf of self-insured employers, health maintenance organizations (HMOs) and governmental agencies in various states. The Registrant intends that RMCI, as a wholly owned subsidiary of the Registrant, will continue to use such assets for the same purpose.

                               Page 4 of 8 Pages

       Item 7.  Financial Statements, Pro Forma Financial Information and
                                                          ---------------
                  Exhibits.
                  ---------


            (a) Financial statements of business acquired.
                -----------------------------------------

                 It is impracticable for the Registrant to provide the financial statements required to be included herewith at the time this Current Report on Form 8-K is being filed. The Registrant will file such statements under cover of Form 8-K/A as soon as they are available, but not later than 60 days after this Current Report on Form 8-K must be filed.
            (b) Pro forma financial information.
                -------------------------------

                 The Pro forma financial information required to be filed as part of this Current Report on Form 8-K will be filed as soon as they are available under cover of Form 8-K/A, but not later than 60 days after this Current Report of Form 8-K must be filed.

            (c)  Exhibits:
                 --------
                 The exhibits required to be filed as part of this Report are listed in the attached Index to Exhibits.

                               Page 5 of 8 Pages

                                   SIGNATURE
                                   ---------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RAMSAY HEALTH CARE, INC.


                                      By   /s/ Daniel A. Sims
                                        -------------------------
                                        Name:   Daniel A. Sims
                                        Title:  Vice President and
                                                 Secretary



       Dated: June 24, 1997

                               Page 6 of 8 Pages

                  Index to Exhibits
                                               Sequential
                                              Page Location
                                              -------------
2.1      Agreement and Plan of Merger dated              --
         as of October 1, 1996 by and among
         Ramsay Health Care, Inc. (the
         "Registrant"), RHCI Acquisition
         Corp. and Ramsay Managed Care,
         Inc. ("RMCI") (incorporated by
         reference to Exhibit 2 to the
         Registrant's Current Report on
         Form 8-K dated October 2, 1996).
         Pursuant to Reg. S-K, Item
         601(b)(2), the Registrant agrees
         to furnish a copy of the
         Disclosure Schedules to such
         Agreement to the Commission upon
         request.
99(a)    Joint Press Release of the                       8
         Registrant and RMCI dated June 9,
         1997.
99(b)    Joint Proxy Statement/Prospectus                --
         included in the Registration
         Statement on Form S-4 of the
         Registrant (File No. 333-23799,
         incorporated herein by reference)
         declared effective by the
         Commission on March 25, 1997.

                               Page 7 of 8 Pages